Filed Pursuant to Rule 497(e)
Registration No. 333-270997; 811-23859
Ramirez Government Money Market Fund

Retail Class	RMZXX
Institutional Class	RAMXX
(the “Fund”)

Supplement dated April 8, 2025 to the
Statutory Prospectus and Statement of Additional Information dated January 28, 2025

The Board of Trustees of Advisor Managed Portfolios, upon a recommendation from Ramirez Asset Management, Inc., the investment adviser to the Fund, has determined to close and liquidate the Fund immediately after the close of business on April 29, 2025 (the “Liquidation Date”). This decision was made due to the Fund’s inability to obtain a level of assets necessary for it to be viable.

Effective immediately, the Fund will no longer accept purchases of new shares. The Fund is closed to new purchases, whether from existing or new investors.

The Fund will no longer pursue its stated investment objective and Fund assets will be managed to provide for sufficient liquidity prior to liquidation. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund. The Adviser will bear all expenses incurred in carrying out the liquidation process, except for transaction costs incurred in connection with liquidating the Fund’s investments. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

For additional information please contact the Fund at 888-472-3102 or send an email request to funds@ramirezam.com.

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Please retain this Supplement with your Statutory Prospectus and Statement of Additional Information.